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                                                                     Exhibit :23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-34206 and 33-79676 and 333-30491) and on Form S-3 (File No. 333-33933).

Birmingham, Alabama                             /S/ ARTHUR ANDERSEN LLP
March 22, 2002                                  -----------------------
                                                ARTHUR ANDERSEN LLP